Exhibit 10.1



                       [Kroll Zolfo Cooper LLC Letterhead]

                                               March 10, 2005



Frank Murphy, Esq.
General Counsel
Krispy Kreme Doughnuts, Inc.
370 Knollwood Street, Suite 500
Winston-Salem, NC  27103

Dear Frank:

Reference is made to that certain Services Agreement between and among Krispy Kreme Doughnuts, Inc., Kroll Zolfo Cooper LLC, Stephen F. Cooper and Steven G. Panagos dated January 18, 2005. This will confirm the parties' agreement to extend the deadline to negotiate a "Success Fee" (as that term is defined in the Services Agreement) through and including April 30, 2005.

                                       Very truly yours,

                                       /s/ Elizabeth S. Kardos
                                       ----------------------------------
                                       Elizabeth S. Kardos
                                       General Counsel
                                       for Kroll Zolfo Cooper LLC

Agreed:


By: /s/ James H. Morgan
____________________________
Krispy Kreme Doughnuts, Inc.


By: /s/ Stephen F. Cooper
____________________________
Stephen F. Cooper


By: /s/ Steven G. Panagos
____________________________
Steven G. Panagos